UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2004

McMoRan Exploration Co.

                         Delaware

              001-07791

                       72-1424200

                    (State or other

           (Commission

                    (IRS Employer

                     jurisdiction of

            File Number)

                     Identification

                     incorporation)

                       Number)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

McMoRan Exploration Co. issued a press release, dated October 18, 2004, announcing an expanded $500 million Exploration Joint Venture with  Palace Exploration Company (see Exhibit 99.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

             Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  October 19, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1	Press release dated October 18, 2004, titled “McMoRan Exploration Co. Announces Expanded $500 Million Exploration Joint Venture with Palace Exploration Company”